2. BASIS OF PREPARATION: Business Combinations (Policies)	12 Months Ended
Dec. 31, 2024
Policies
Business Combinations

Business Combinations

The assessment of whether an acquisition meets the definition of a business or whether assets are acquired is an area of key judgment. If deemed to be a business combination, applying the acquisition method to business combinations requires each identifiable assets and liability to be measured at its acquisition date fair value. The excess, if any, of the fair value of consideration over the fair value of the net identifiable assets acquired is recognized as goodwill. If deemed to be an asset acquisition, acquisition considerations are allocated to assets acquired and liabilities assumed on a relative fair value basis and no goodwill is recognized. In case of transaction under common control, the assets and liabilities acquired are accounted for on the carrying value of previous owner.